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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2003

USA INTERACTIVE
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20570 (Commission File Number)	59-2712887 (IRS Employer Identification No.)
152 West 57th Street, New York, NY 10019 (Address of Principal Executive Offices) (Zip Code)

(212) 314-7300
(Registrant's telephone number, including area code)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On March 25, 2003, USA Interactive issued a press release announcing the consummation of the merger of a wholly-owned subsidiary of USA with and into Entertainment Publications, Inc., the full text of which is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits

  2.1
  Amendment No. 2 to Agreement and Plan of Merger, dated as of March 24, 2003, by and among USA Interactive, Red Wing, Inc., Entertainment Publications, Inc. and Carlyle-EPI Partners, L.P.

  99.1
  Press Release of USA Interactive dated March 25, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2003

USA INTERACTIVE
By:	/s/ DARA KHOSROWSHAHI Name: Dara Khosrowshahi Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of March 24, 2003, by and among USA Interactive, Red Wing, Inc., Entertainment Publications, Inc. and Carlyle-EPI Partners, L.P.
99.1	Press Release of USA Interactive dated March 25, 2003

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Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX